Exhibit 10.6

Execution Copy

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (this “Amendment”) is dated as of October 23, 2014 (the “Amendment Effective Date”) by and between Genzyme Corp., a corporation having an address at 500 Kendall Street, Cambridge, MA 02142 (“Genzyme” or “Licensor”) and X4 Pharmaceuticals, INC., a Delaware corporation having an address at 281 School Street, Belmont, MA 02478, United States (“X4”). Each of Genzyme and X4 may be referred to herein as a “Party” and together as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement by and between the Parties effective as of July 10, 2014 (the “Agreement”).

WHEREAS, the Parties hereto desire to amend the Agreement as set forth herein to, among other things, include the right of X4 to extend a certain milestone date and to reflect the conversion of X4 from a limited liability company to a corporation; and

WHEREAS, pursuant to Section 13.8 of the Agreement, the Agreement may be amended by a written instrument duly executed by authorized representatives of both Parties.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.    Amendments to Agreement.

(a)    The reference in the first recital to “X4 Pharmaceuticals, LLC, a Massachusetts limited liability company” is hereby deleted and “X4 Pharmaceuticals, INC., a Delaware corporation” is hereby inserted in lieu thereof

(b)    All references in the Agreement to “X4 Pharmaceuticals, LLC” are hereby deleted and “X4 Pharmaceuticals, INC.” is hereby inserted in lieu thereof.

(c)    Section 6.2 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“6.2    X4 First Financing Fee.

6.2.1    No later than [***] after the closing of the X4 First Financing, X4 shall pay Genzyme an upfront amount equal to Three Hundred Thousand Dollars ($300,000) (the “First Financing Fee”). The payment of the First Financing Fee shall be [***].

6.2.2    X4 shall have the right in its sole discretion to extend the Financing Exclusivity Period (as defined in Section 12.1.1 below) during the term thereof by providing written notice to Genzyme (the “Financing Exclusivity Extension Notice”)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)    Section 6.3.1(a) of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“(a)    Initial Grant. No later than [***] after the closing of the X4 First Financing, X4 shall issue to Genzyme or to Genzyme’s designated Affiliate a number of shares of the Common Stock, $.001 par value per share, of X4 (“Shares”) that represents, on an as-converted basis, ten percent (10%) of the outstanding Shares of X4 immediately following the closing of the X4 First Financing (the “Initial Shares”).”

(e)    All references in the Agreement to “Units” and “Anti-Dilution Units” are hereby deleted and “Shares” and “Anti-Dilution Shares” is hereby inserted in lieu thereof.

(f)    All references in the Agreement to “Subject Units” are hereby deleted and “Subject Shares” is hereby inserted in lieu thereof.

(g)    Section 12.1 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“12.1    Termination upon Failure to Close the X4 First Financing.

12.1.1    Financing Exclusivity Period. X4 will use its Commercially Reasonable Efforts to consummate the X4 First Financing [***] (such period, as extended pursuant to this Section 12.1, the “Financing Exclusivity Period”).

12.1.2    Extension of Financing Exclusivity Period.

(a)    Extension Due to Payment of Financing Exclusivity Extension Payment. Upon the delivery by X4 of the Financing Exclusivity Extension Notice, the Financing Exclusivity Period shall automatically be extended [***].

(b)    Extension Due to Signed Term Sheet. In the event that X4 does not consummate the X4 First Financing on or before the expiration of the Financing Exclusivity Period (whether or not extended according to 12.1.2(a) above) and [***], then the Financing Exclusivity Period shall automatically be extended by [***].

12.1.3    Right to Terminate. In the event that X4 does not consummate the X4 First Financing on or before the expiration of the Financing Exclusivity Period and the Parties have not otherwise agreed in writing to further extend the Financing Exclusivity Period, this Agreement shall immediately terminate and Genzyme shall have no further obligations to X4 with respect to the Licensed Patent and Licensed Know-How and shall be free to negotiate and enter into any agreement with a Third Party concerning the Licensed Patents or the Licensed Know How.

(h)    All references in the Agreement to the “Execution Date” are hereby deleted and “Effective Date” is hereby inserted in lieu thereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(i)    Schedule 1.58 to the Agreement is hereby deleted and replaced by the attached revised Schedule 1.58.

2.    Miscellaneous. The Parties hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the Parties hereto. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Amendment is executed by the authorized representatives of the Parties as of the date first written above.

GENZYME CORP		X4 PHARMACEUTICALS, INC.

By:	/s/ Constantine Chinoporos	By:	/s/ Paula Ragan
	Name: Constantine Chinoporos		Name: Paula Ragan
	Title: Vice President		Title: CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1.58

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.